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                                                                   EXHIBIT 10.57


         FOURTH AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT AND CERTAIN
                                 LOAN DOCUMENTS

            This FOURTH AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT AND CERTAIN LOAN DOCUMENTS (this "Fourth Amendment") is entered into as of January 15, 1999 by and among ADFlex Solutions, Inc., a Delaware corporation (the "Borrower"), and the banks and other financial institutions that either now or in the future are parties thereto as lenders (collectively the "Lenders" and each individually a "Lender"), BankBoston, N.A. in its capacity as the L/C Issuer (in such capacity, together with any successors thereto in such capacity, the "L/C Issuer"), and BankBoston N.A., as agent and representative for the Lenders (in such capacity BankBoston N.A. or any successor in such capacity is referred to herein as the "Agent"). The Lenders, the L/C Issuer, and the Agent are collectively referred to herein as the "Lender Parties" and each individually as a "Lender Party".

                                    RECITALS

            A. Borrower and Lender Parties are parties to that certain Senior Secured Credit Agreement dated as of June 5, 1997, as amended by that certain First Amendment to Senior Secured Credit Agreement and Certain Loan Documents (the "First Amendment") dated February 9, 1998, that certain Second Amendment to Senior Secured Credit Agreement and Certain Loan Documents; Waiver of Existing Default (the "Second Amendment") dated May 11, 1998 and that certain Third Amendment to Senior Secured Credit Agreement and Certain Loan Documents (the "Third Amendment") dated October 30, 1998 (as so amended, the "Credit Agreement"), pursuant to which the Lenders agreed to make available to Borrower certain credit facilities, and certain related loan documents (the "Loan Documents").

            B. Borrower and the Lender Parties have agreed to make certain amendments to the Credit Agreement and to certain of the Loan Documents, subject to the conditions and in reliance on the representations and warranties set forth below.

            NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Lender Party and Borrower hereby agree as follows:

                                    AGREEMENT

            1. DEFINED TERMS; SECTION REFERENCES. Initially capitalized terms used but not defined in this Fourth Amendment shall have the meanings assigned to such terms in the Credit Agreement. All "Section" references herein are to sections of the Credit Agreement unless otherwise specified.

            2. AMENDMENTS TO SECTION 5.10.2 OF THE CREDIT AGREEMENT. Section
5.10.2 of the Credit Agreement is hereby amended to provide in its entirety as follows:

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            "5.10.2 Beginning as soon as possible, but in no event later than
March 1999 and subject to limitations imposed by local foreign laws, if the Subsidiary Accounts Receivable of a Subsidiary exceed $750,000 for a calendar month, Borrower shall cause such Subsidiary to transfer and assign all of its Subsidiary Accounts Receivable generated during such month to Borrower.

            3. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS FOURTH AMENDMENT. Lender Parties' obligations under this Fourth Amendment are conditioned upon, and this Fourth Amendment shall not be effective until, satisfaction in full of each of the following:

            (a) Agent shall have received this Fourth Amendment, duly executed by each appropriate Person and in form and substance satisfactory to Agent and its counsel;

            (b) Borrower shall have paid to Agent all amounts then due and payable pursuant to Section 9.1 of the Credit Agreement which shall have been presented for payment;

            (c) All of the representations and warranties of Borrower contained herein, in the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the effective date of this Fourth Amendment, as though made on and as of that date (except to the extent that such representations and warranties expressly relate to an earlier date or reflect changes brought about by this Fourth Amendment);

            (d) Borrower's Board of Directors shall have authorized Borrower to execute and deliver this Fourth Amendment;

            (e) No Default or Event of Default shall have occurred and be continuing or would result from the consummation of the transactions contemplated in this Fourth Amendment; and

            (f) All other documents, certificates, consents and opinions required by Agent in connection with the transactions contemplated by this Fourth Amendment shall have been executed and delivered in form and substance satisfactory to Agent in its sole and absolute discretion.

            4. EFFECTIVENESS OF THIS FOURTH AMENDMENT. Upon satisfaction of each of the conditions set forth in Section 3 of this Fourth Amendment, this Fourth Amendment shall be deemed to be effective as of December 31, 1998.

            5. REPRESENTATIONS AND WARRANTIES. In order to induce Lender Parties to enter into this Fourth Amendment, Borrower makes the following representations and warranties:

            (a) The representations and warranties contained in the Credit Agreement (and in the Schedules thereto) and each of the other Loan Documents (and in the Schedules thereto) are true, correct and complete in all material respects at and as of the effective date of this Fourth Amendment (except to the extent that such representations and warranties expressly relate to an earlier date or reflect changes brought about by this Fourth Amendment); and


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            (b) This Fourth Amendment and all other agreements and documents executed by Borrower in connection herewith have been duly executed and delivered by Borrower and constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to the enforcement of the rights of creditors generally, or the exercise of judicial discretion with respect to equitable remedies.

            6. REFERENCES. All references in the Credit Agreement to "this Agreement", "hereof", "herein", "hereto", or words of similar import, and all references in all other Loan Documents to "the Credit Agreement" shall be, and shall be deemed to be for all purposes, references to the Credit Agreement as amended.

            7. CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS OTHERWISE NOT AFFECTED. Except as expressly amended pursuant to this Fourth Amendment, the Credit Agreement and each of the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. Each Lender Party continues to reserve any and all rights and remedies under the Credit Agreement and each of the other Loan Documents, and no failure, delay or discontinuance on the part of any Lender Party in exercising any right, power or remedy thereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. This Fourth Amendment and the Credit Agreement shall be read together, as one document.

            8. BINDING EFFECT. This Fourth Amendment shall be binding upon, inure to the benefit of and be enforceable by Borrower and each Lender Party and their respective successors and assigns, as permitted pursuant to the Credit Agreement.

            9. TIME OF THE ESSENCE. Time and exactitude of each of the terms, obligations, covenants and conditions of this Fourth Amendment are hereby declared to be of the essence.

            10. GOVERNING LAW. THIS FOURTH AMENDMENT IS A CONTRACT UNDER THE LAWS OF THE STATE OF CALIFORNIA AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY SUCH LAWS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

            11. COUNTERPARTS. This Fourth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving any matter with respect to this Fourth Amendment it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.


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            IN WITNESS WHEREOF, the parties hereto have duly executed this
Fourth Amendment, as of the date first above written.


                                    AGENT:

                                    BANKBOSTON, N.A.,
                                    A NATIONAL BANKING ASSOCIATION,
                                    as Agent, L/C Issuer and a Lender


                                    By:  \s\ Debra E. Delvecchio
                                    Name: Debra E. Delvecchio
                                    Title: Vice President


                                    LENDERS:

                                    BANK ONE, ARIZONA, N.A.,
                                    A NATIONAL BANKING ASSOCIATION



                                    By: \s\ Steve Reinhart
                                    Name: Steve Reinhart
                                    Title: Vice President



                                    IMPERIAL BANK,
                                    A CALIFORNIA BANKING CORPORATION



                                    By: \s\ Kevin C. Halloran
                                    Name: Kevin C. Halloran
                                    Title: Senior Vice President



                                    THE UNION BANK OF CALIFORNIA,
                                    A NATIONAL BANKING ASSOCIATION



                                    By: \s\ Wanda Headricks
                                    Name: Wanda Headricks
                                    Title: Vice President


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                                    BORROWER:

                                    ADFLEX SOLUTIONS, INC.,
                                    A DELAWARE CORPORATION


                                    By: \s\ Donald E. Frederick
                                    Name: Donald E. Frederick
                                    Title: Chief Financial Officer


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